SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) -- April 15, 1997

                           CULLEN/FROST BANKERS, INC.
               (Exact Name of Registrant as Specified in Charter)

            TEXAS                   0-7275                 74-1751768
(State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)          File Number)          Identification No.)

                          100 WEST HOUSTON STREET
                             SAN ANTONIO, TEXAS               78205
                  (Address of Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code -- (210) 220-4011

ITEM 5.  OTHER EVENTS.
-------  -------------

         By press release dated April 15, 1997, the Registrant reported first quarter results for 1997.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------  -------------------------------------------------------------------

         The following exhibit is filed herewith:


  Exhibit
   Number       Description
------------    ----------------------------------------------------------------
   99.1         Press Release, dated April 15, 1997.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CULLEN/FROST BANKERS, INC.


Date: April 16, 1997                    By:/s/ Phillip D. Green
                                           ------------------------------------
                                              Phillip D. Green
                                              Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------




  Exhibit
  Number      Description                            Method of Filing
----------    ------------------------------------   ---------------------------
    99.1      Press Release dated April 15, 1997.    Filed herewith.